Exhibit 4.1

SPECIMEN COMMON STOCK CERTIFICATE

NUMBER	SHARES _________C

MOTA GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT	CUSIP

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
$.0001 EACH OF THE COMMON STOCK OF

MOTA GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer
Agent and registered by the Registrar. Witness the seal of
the Corporation and the facsimile signatures of
its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

Continental Stock Transfer & Trust Company

Transfer Agent and Registrar

Authorized Signature	Chief Executive Officer

MOTA GROUP, INC..
CORPORATE
SEAL 2016
DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)

Additional Abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated

	NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

TRANSFER FEE WILL APPLY

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